FTVIPT SAI-2

SUPPLEMENT

DATED AUGUST 26, 2005

TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (THE TRUST)

DATED MAY 1, 2005

This supplement makes the following changes to the SAI of the Trust:

I.	In section 4.13, “Franklin Strategic Income Securities Fund,” the following bullet point is added under “Other Investments and Strategies”:

•	The Fund may invest a small portion of its assets in securities of investment companies which are registered under the 1940 Act or are exempt from registration under Section 3(c) of the 1940 Act.

II.	In sections 6.1, 6.2, 6.3 and 6.4, references to and information for Mr. Frank H. Abbott, III are deleted, because he passed away on June 30, 2005.

III.	In section 6.1, “Independent Board Members,” the following listings are added for individuals who were elected to the Board of Trustees of the Trust:

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Directorships Held
Frank A. Olson (73) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since July 2005	96	Director, White Mountains Insurance Group, Ltd. (holding company), Amerada Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service); and formerly, Director, Becton Dickinson and Company (medical technology), Cooper Industries, Inc. (electrical products and tools and hardware), Health Net, Inc. (formerly, Foundation Health) (integrated managed care), The Hertz Corporation, Pacific Southwest Airlines, The RCA Corporation, Unicom (formerly, Commonwealth Edison) and UAL Corporation (airlines).
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Directorships Held
Edith E. Holiday (53) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since July 2005	134	Director, Amerada Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the Untied States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*	The number of portfolios is based on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

IV.	In section 6.2, “Interested Board Members and Officers,” the listing of Martin L. Flanagan, Vice President, is deleted because he resigned as of July 31, 2005.

V.	In section 6.4, “Board Committees,” Frank A. Olson and Edith E. Holiday are added to the list of members of the Nominating Committee.

VI.	In section 8.1.1, “Table of Investment Advisers of the Funds,” the following is inserted after the first sentence in the third paragraph following the table:

Franklin Mutual Advisers, LLC (Franklin Mutual) entered into an agreement with Franklin Templeton Investment Management Limited (Investment Management), effective May 19, 2005. Investment Management provides the services of Anne E. Gudefin to Franklin Mutual while she remains employed by Investment Management. Ms. Gudefin was previously employed by Franklin Mutual. Investment Management is indirectly wholly-owned by Resources, a publicly-owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

VII.	The following is added at the end of section 8.1.2, “Annual Review of Investment Advisory Contracts”:

The board, in approving the agreement between Franklin Mutual and Investment Management, noted that its determinations and considerations had not changed from those enumerated with respect to the board’s approval of the annual renewal of the agreement with Franklin Mutual with respect to Mutual Discovery Securities Fund. In this regard it was noted that the agreement with Investment Management was intended solely to reflect Ms. Gudefin’s relocation to the London offices of Franklin Templeton Investments and in no way impacted the services provided by Franklin Mutual or the fees paid by the Fund for such services.

VIII.	In section 8.2, “Management Fees,” the existing reference to Flex Cap Growth Fund is deleted and the following management fee rate schedule is added:

Fund	Management Fee Rates
Flex Cap Growth	0.750 of 1% of the value of average daily net assets of the Fund up to and including $100 million;
Fund	0.650 of 1% of the value of average daily net assets over $100 million up to and including $250 million;
0.600 of 1% of the value of average daily net assets over $ 250 million up to and including $10 billion;
0.550 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion;
0.525 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and
0.500 of 1% of the value of average daily net assets over $15 billion.

IX.	In section 8.2.2, “Sub-Advisors, Annual Fee Rates and Fees paid over the Last Three Fiscal Years,” the following is added to the table:

Sub-Advisor	Fund	Annual Fee Rates
Investment Management	Mutual Discovery Securities Fund	Franklin Mutual pays to Investment Management a fee equal to 60% of the advisory fees it receives from the Fund (e.g., 60% of 0.80% or 0.48% of the value of the net assets up to and including $4 billion, and on a declining scale thereafter).

X.	In section 8.3.1, “Other Accounts Managed by Portfolio Managers”:

a)	The listings of Christopher Grisanti, Anirudh A. Samsi and David J. Winters are deleted.

b)	The following is added after the existing table:

For the portfolio managers indicated, the following table lists the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category as of June 30, 2005:

Fund and Portfolio Managers	Number of Other Investment Companies Managed	Assets of Other Investment Companies Managed ($ x 1 million)	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investments Managed ($ x 1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed ($ x 1 million)[1]
(Franklin Large Cap Growth Securities Fund) Tiffany Hsiao	1	62.6	1	3.7	0	0

(Mutual Shares Securities Fund) Peter Langerman	1	13,608.0	2	1,996.0	0	0

(Mutual Discovery Securities Fund) Anne E. Gudefin	2	11,353.6	2	2,119.6	0	0
1.	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

XI.	In section 8.3.3, “Portfolio Manager Compensation,” the last paragraph, which references David Winters, is deleted.

XII.	In section 8.3.4, “Portfolio Manager Ownership of Fund Shares,” the following is added at the end of the existing text:

On June 30, 2005, none of Peter Langerman, Anne E. Gudefin or Tiffany Hsiao had any investments in separate accounts or qualified pension plans that invested in shares of the Funds they manage.

Please keep this supplement for future reference.

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